NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2025
Open World Ltd. [Member]
NATURE OF OPERATIONS

1.	NATURE OF OPERATIONS

Open World Ltd. was incorporated under the laws of the Cayman Islands. Open World Ltd. and its subsidiaries (“OpenWorld”, the “Company”, or the “Group”) operate at the intersection of institutional capital markets, enterprise blockchain infrastructure, and real-world asset tokenization.

On October 9, 2025, the Company completed a corporate reorganization (the “Reorganization”) pursuant to which Open World Ltd. became the parent company of Open World Inc., Webslinger Advisors SEZC Inc., and Open World Wyoming Inc. The Reorganization was a transaction among entities under common control and was accounted for in accordance with ASC Topic 805, Business Combinations. In accordance with ASC 805-50, these comparative consolidated financial statements have been prepared on a retrospective basis as if the Reorganization had occurred on October 4, 2023.